Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Summit Financial Services Group, Inc. (the “Company”), for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), I, Marshall T. Leeds, Chairman, Chief Executive Officer and President of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman of the Board, Chief Executive Officer and President

Dated: November 14, 2006